UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 28, 2016

Differential Brands Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1231 South Gerhart Avenue, Commerce, California	90022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  323-890-1800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Differential Brands Group Inc. (the “Company”) filed with the Securities and Exchange Commission on January 29, 2016 (the “Initial Form 8-K”), which described, among other matters, the Company’s completion of the acquisition of all of the outstanding equity interests of RG Parent LLC, a Delaware limited liability company (“RG”), as contemplated by the Agreement and Plan of Merger, dated as of September 8, 2015 (as amended and restated effective as of September 8, 2015, the “Merger Agreement”), by and among RG, JJ Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), and the Company.  Pursuant to the Merger Agreement, among other things, Merger Sub was merged with and into RG, so that RG, as the surviving entity, became a wholly-owned subsidiary of the Company (the “Merger”).

As indicated in the Initial Form 8-K, this Amendment No. 1 amends and supplements the Initial Form 8-K to include the consolidated financial statements of RG and the unaudited pro forma condensed combined financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K in connection with the Merger.  No other amendments to the Initial Form 8-K are being made by this Amendment No. 1.

Item 8.01              Other Events.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of RG for the year ended December 31, 2015 and December 31, 2014 is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(a)  Financial Statements of businesses acquired.

The consolidated financial statements of RG as of December 31, 2015 and 2014 and for the fiscal years ended December 31, 2015, 2014 and 2013 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)  Pro Forma financial information.

The unaudited pro forma condensed combined financial statements and explanatory notes of the Company for the fiscal year ended December 31, 2015 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)  Exhibits.

23.1	Consent of Citrin Cooperman & Company, LLP.

99.1	Consolidated financial statements of RG Parent, LLC as of December 31, 2015 and 2014 and for the fiscal years ended December 31, 2015, 2014 and 2013.

99.2	Unaudited pro forma condensed combined financial statements of Differential Brands Group Inc. as of and for the year ended December 31, 2015.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of RG for the year ended December 31, 2015 and December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Differential Brands Group Inc.

March 30, 2016	By:	/s/ Hamish Sandhu
Name: Hamish Sandhu
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Citrin Cooperman & Company, LLP.

99.1	Consolidated financial statements of RG Parent, LLC as of December 31, 2015 and 2014 and for the fiscal years ended December 31, 2015, 2014 and 2013.

99.2	Unaudited pro forma condensed combined financial statements of Differential Brands Group Inc. as of and for the year ended December 31, 2015.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of RG for the year ended December 31, 2015 and December 31, 2014.